Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K of Cherry Hill Mortgage Investment Corporation (the “Company”) for the year ended December 31, 2019 to be filed with Securities and Exchange Commission on or about the date hereof (the “report”), I, Jeffrey Lown II, President, Chief Executive Officer and Director of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: February 27, 2020

By:	/s/ Jeffrey Lown II
	Name:	Jeffrey Lown II
	Title:	President, Chief Executive Officer and Director (Principal Executive Officer)